Offerings - Offering: 1	Feb. 27, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.375% Senior Notes Due 2036
Amount Registered | shares	300,000,000
Maximum Aggregate Offering Price	$ 299,934,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 41,420.89
Offering Note	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of that offering is $300,000,000.